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                                                       EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated June 16, 1995 appearing on page F-1 of The Grand Union Company's Annual Report on Form 10-K for the fiscal year ended April 1, 1995.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
New York, New York
September 1, 1995

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